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Flower Turbines has hit the $1 million mark in reserved shares. The upcoming raise should open formally on Feb. 21, 2023.

Flower Turbines is currently Testing The Waters under Tier 2 of Regulation A at https://www.startengine.com/offering/flowerturbines.

Those who reserved shares before Feb. 21 are assured that they will have the first chance to secure their shares if the raise is sold out quickly. Two of Flower Turbines' previous raises were oversubscribed and potential investors were turned away. “Reserving” shares is simply an indication of interest. There is no binding commitment for investors that reserve shares in this manner to ultimately invest and purchase the shares reserved of the company, or to purchase any shares of the company whatsoever.

A link for signing up for investor updates is at https://www.flowerturbines.com/investment-signup

Products can be bought at https://www.flowerturbines.com/shop. Those in the EU can buy by quotation from their staff at support.eu@flowerturbines.com Outside of those areas, contact support.us@flowerturbines.com for a custom quotation.

Disclaimer: NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT IS FILED AND ONLY THROUGH AN INTERMEDIARY’S PLATFORM. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SECURITIES IS SIMPLY AN INDICATION OF INTEREST.
Reserve Shares

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Flower Turbines is currently in the Test the Waters Phase for Title IV investments.

Reserve Now | Watchlist

# Innovative Small Wind Turbines

## INVEST IN FLOWER TURBINES TODAY!

Flower Turbines is a small wind company with global ambitions. Our approach to sustainable energy is creating sleek, innovative, efficient, and aesthetic turbines, with the goal of making them a centerpiece of a worldwide renewable energy movement. We believe w... Show more

Reserve Now



Flower Turbines

OVERVIEW ABOUT TERMS PRESS DISCUSSION INVESTING FAQS

FLOWER TURBINES IS CONSIDERING UNDERTAKING AN OFFERING OF SECURITIES UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SECURITIES IS SIMPLY AN INDICATION OF INTEREST.

## Reasons to Invest:

- Named one of America's top 10 most fundable companies by Pepperdine University Business School.
- Flower Turbines has successfully completed two oversubscribed StartEngine campaigns through Reg CF and raised $9M in its last Reg A.
- Since our last raise, we have launched US manufacturing and sales in Lubbock, Texas, and are scaling up within the EU and negotiating additional international markets. Our already strong IP portfolio with multiple patents granted and pending in multiple countries mostly in aerodynamics is about to be enhanced by game-changing patents in small wind turbine electronics.
- Right company in the right industry at the right time. New incentives for clean energy in the US, EU, and China put Flower Turbines on a rising tide.



Since our last raise...
1
New US operational facility headquarters in Lubbock, Texas.

OVERVIEW

## Beauty Combined With Aerodynamic Innovations That Change The Market For Small Wind



We are paving the way for the future of clean tech
Innovative Technology

Technology being developed by Flower Turbines enables a new model in the small wind industry. Focused on creating beautiful, affordable, and efficient turbines for the

urban/suburban market and tight spaces, we are paving the way for the future of distributed energy and providing investors with an equitable opportunity in the process. Our 'Cluster Effect' (whereby our turbines perform better when tightly packed together as opposed to the most common turbines which perform worse when tightly packed) gives us a key advantage to scaling wind farms and harnessing the electricity they produce.

The carefully crafted design of the Tulip is so aerodynamically efficient, it is actually able to take the wind entering the turbine, reverse its direction, and point toward the second blade at a higher speed than the initial wind outside. (Of course, much of the wind's force is expended on the first blade, but the right amount of air space enables the remainder to operate more efficiently.)


ANSYS
R19.2
Academic

*The red, higher velocity areas on the side show how the cluster effect works--by driving wind tunnels into adjacent turbines.*


Flower Turbines Brand Video
Flower Turbines
vimeo

THE PROBLEM

## Our Research Shows That Most Small Wind Turbines Struggle to Provide a Viable Solution

Flower Turbines aims to address what we believe are five major problems preventing the small wind sector from reaching its potential, and becoming a sustainable trillion dollar industry:

- **High noise**
- **Low efficiency**
- **Turbines close together interfere**
- **High starting speeds**
- **Dangerous to birds**

The first and second are that low noise and high efficiency are hard for most small wind solutions to achieve simultaneously and, as a result, they are unusable in areas where people live and work.

The third is that they can't be placed without interfering with each other's wind flow.

The fourth is that our turbines start operating at lower speeds than others (0.7 meters per second, or 1.6 miles per hour, as opposed to most turbines, which, according to our research, start at 3 m/s), and current wind turbine electronics are not made to handle the low speeds.

And fifth, our research shows that standard turbines can pose a risk to birds.

THE SOLUTION

## Flower Turbine Technology Breaks Barriers Through a Unique Combination of Beauty and Power

Flower Turbines are uniquely designed to overcome the problems facing small wind technology with improvements that make them less turbulent, more efficient, and allow them to work together in ways previously thought impossible.


Our patented system utilizes a synergistric cluster effect

Our patented system utilizes a synergistic cluster effect, so that each turbine propels energy to neighboring turbines and enhances their performance by 20-50%. We hope to leverage this to fuel our growth and are currently negotiating a project of 90,000 turbines based on this

competitive advantage.



Cluster effect
Ratio of watts to wind speed
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
4.3
4.7
5
5.8
Shaft to shaft distance between turbines

We've also disrupted the market by implementing the kind of exquisitely elegant design that encourages people to embrace them as works of art. The advantage of our approach is that Flower Turbines provide a perfect solution for any area where space is limited and sustainable energy is needed such as close to people, buildings, and parking lots.

It also accompanies solar beautifully, because using both together means energy during more of a daily and seasonal cycle, thereby saving on costly battery storage.

## Our Products

| | |
|---|---|
| **Small turbine for general battery or grid power** | Used as a group to connect to a battery or grid |
| **"Survival Unit"** | A small turbine ready for emergencies in storms to provide small amounts of power for phones, lights, etc., by charging your battery |
| **Medium size turbine** | 2-meter high blades for ground or strong rooftop mounting |
| **Medium size turbine bouquet with art** | Our luxury brand for lighting the entrance of your estate with art on the blades. Comes with solar panels. |
| **Large turbine** | Our workhorse for larger amounts of power, ideal for parking lots in malls, parks, schools, etc. |
| **Wind/solar or solar only charging units** | Made for recharging e-bikes, wheelchairs, phones, etc., off grid, usually in public spaces |
| **Charging units, grid attached** | For charging bicycles where it is simpler to use grid energy. |

An indication of the efficiency of our Flower Turbines is that they are able to begin generating electricity at a wind speed of just 0.7 m/s (industry standard is 3 m/s). This conclusion is based on testing data in a low wind environment.



If you were to place our turbines next to the average competitor with 3 m/s wind, the large model turbine will already be producing 30 or more watts of electricity as the competition is first beginning to rotate.



Each turbine propels energy to neighboring turbines and enhances their performance by
20-50%
Medium Turbine

**COMPARISON WITH SOLAR**

We believe that solar and wind make a great combination and balance each other when the other is not so productive, and that microgrid projects can sometimes be cheaper, depending on the resources of sun and wind, when using wind plus solar plus fewer batteries than solar alone plus batteries, because you need a lot of extra solar to make up for a few stormy winter days in a row. In windy areas in higher latitudes, wind may be much better than solar:

Flower Turbines (Large Size) Compares Favorably to Solar in Windy Areas: Economic significance of the cluster effect

| | | |
|---|---|---|
| Number of kilowatts capacity and kilowatt hours per year | 20 and 27,381 | 20 and 50,000 |
| Space in square meters (example: 10 story apt. building) | 148.7 | 36 |
| Cost of system with 30% Federal tax subsidy | $48,980 | $70,000 |
| Value of electricity per year | $4381 | $8000 |
| Payback period (years) | 11.24 | 8.75 |
| Revenue per square meter | $29 | $222 |

This shows the marketing strategy: Use the cluster effect to make small wind farms, not one at a time sales.

* Zip Code 02532 on Cape Cod Using $0.16 per kilowatt hour

*Revenue numbers are per year and the above statistics may not be representative of performance in all windy areas.*

**OUR TRACTION**

## Our "Cluster Effect" Has Demonstrated Success


Cumulative Sales By Quarter
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2020
2021
2022

In Flower Turbines' decade of development, we have been the recipient of numerous honors. Since its last raise on StartEngine, the company has been able to proceed with setting up manufacturing operations in Texas, and expanded its sales of wind-powered electric bike charging stations. All while continuing to win awards that speak to the power of our technology.



*2022 installation of our largest model in a shipyard in the Netherlands*


Some achievements we're celebrating...
Chosen as one of the 3% to participate in Dreamit Venture's first Urbantech Accelerator
Named a winner of the US-China Innovation Forum contest
Selection by PortXL Rotterdam as one of 20 companies for investment out of 1000
Receiving an Innovation Loan from Rabobank in Europe
Selection as one of the top 45 inventions in the history of Israel
Winner of our second Energy Award in the Netherlands
Labeled as one of the 1000 best sustainable solutions by the Solar Impulse Foundation
Recently accepted into the Newchip Accelerator for Series A companies

Brand awareness for Flower Turbines continues to flourish as the company has recently entered the luxury and celebrity market sphere via Flower Power. Our wind turbines are now being sold as collectible art pieces that are unique, beautiful, and functional.

One of our first US markets is battery charging with many applications such as emergency use. Our wind turbines are now being used for sustainable battery recharging at Coldplay's outdoor concerts.




JOHN MCKAY
12 DOUG W

*This image shows our turbines being used at the Coldplay concert*



**The above is a rendering of our products. Images are computer generated demo versions. Our turbines are currently available on the market for purchase. This is a product line of special landscape designs, copyright pending.*

Additionally, Pepperdine University Business School picked 20 out of 4500 companies, and narrowed it down to the Top 10 Most Fundable Companies in America after an intensive review of the people, financials, and business plan, followed by interviews and background checks. After that, the public was asked to vote for their favorites, and Flower Turbines was in the top 3.


PEPPERDINE
GRAZIADIO
BUSINESS SCHOOL
DREAMIT
PORTXL
world port accelerator
start
engine

Flower Turbines also passed an exhaustive review by the Solar Impulse Foundation to become one of their 1000 Efficient Solutions for combating climate change and was awarded the Solar Impulse label. https://solarimpulse.com/solutions-explorer/wind-tulips

Additionally, our founder and CEO, Dr. Daniel Farb was chosen as one of the 2021 Department of Energy Impel+ Innovators. (source)

Here are some of the organizations we belong to:

We also recently won recognition from Triad, a New York State program for introducing technology to the Department of Defense.

THE MARKET

## Tapping Into The Potential Power of An Energized Market


Market Opportunity
Leverage exclusive cluster effect to enable projects in large numbers—large building market alone



*The above graphic uses internal estimates generated by the Company

Although the small turbines sector is projected to hit a CAGR of over 17% in the near future (source). Flower Turbines anticipates that its market-changing product will do even more to drive growth exponentially.

The expected revenue from the small turbine sector is projected to reach $400M in 2024, growing 42.5% in just five years (source). This level of growth is expected without factoring in the effect of our product entering the mass market.


Small Turbine Sector 2024 Projected Market
USD $400M

Bloomberg predicts that wind and solar will power half the world's grid by 2050 and receive $9 trillion of investment (source). We hope Flower Turbines will be part of that. Additionally, Flower Turbines has entered the exciting market of electric charging, one of the top trends in cleantech (source).

WHY INVEST

## Help change the landscape of sustainability forever


Join us to revolutionize
the small wind industry

Flower Turbines believes in doing its part to save the planet, not by asking for subsidies, but by creating the technological improvements that will make its products useful choices. Our goal is to provide 5% of electric power in most major markets within the next 20 years – a significant objective, designed to have a significant impact.

Fulfilling our business plan requires an up-front investment, but we are confident that the quality of our products, coupled with a demand for more, will result in healthy growth once the world becomes acquainted with our initial installations.


Scaling up!

Our first $1 million enabled Flower Turbines to expand patents and engineering and begin with manufacturing several sizes and versions, to expand its product line to the fast-growing segment of electric vehicle charging, and to develop a critical team mass in the European market. The second funding round allowed us to move into an upward sales trajectory and work on manufacturing. This third funding round enabled us to expand and develop a critical mass in the US market as we did in Europe. This round is aimed to bring us to profitability and manufacturing in the US and EU markets and help us initiate other market entries.

Building on what we have already achieved, Flower Turbines is excited for this round of fundraising to help us accelerate expansion, so that we can achieve our ultimate goal. Anyone can invest. Sign up to join us! Join the movement against climate change and for local, clean energy.

*IP List for Flower Turbines; Multiple Innovations are a Core Strength of Flower Turbines*

We believe it is hard to find another startup that has so much innovative technology.

**PATENTS WITH PCT NUMBERS**
IB10/052334
Title: 2-Bladed Vertical Axis Turbines
EU: 10780138.3, granted, entered in:

- Switzerland/Liechtenstein
- Germany
- France
- Great Britain
- Ireland
- Italy
- Australia: 2010252559, granted as 2010252559
- India: 9614/CHENP/2011, granted.
- US: 13/322,578, granted as 9,255,567
- Israel: 216596, granted as 216596
- Canada: granted as 2,800,765

IB2012/053567

Title: VARIABLE DIAMETER AND ANGLE VERTICAL AXIS TURBINE

- US: 14/232,629, granted as US20140167414
- China: 201280034861.0, granted as CN103649530B

IL2015/050537

Title: Vertical Axis Turbine Clustering

- US: 15/310,770, granted as 10330086
- EU: 15796413.1, pending
- China: 201580026019.6, granted as 2019052700130810
- Brazil: 112016026981-0, pending

IL2017/050969

Title: ROOFTOP WIND TURBINE FLOW IMPROVEMENTS

- US: 16324720, pending
- China: 201780055226.3, granted as CN109844307B

PCT IL2019/051172

Title: Savonius Wind Turbine Ratios

In national phase in:

- Argentina: P190103382
- US 17/277,299
- Canada 3109428
- EU 19883344.4
- Japan 100082072
- India 202147024348
- South Africa 2021/01083, approved
- Mexico MX/a/2021/002850
- China 201980070040.4
- UAE P6000774/2021
- Brazil BR112021009142
- Chile 202101253
- Australia 2019380766, approved

PCT US21/31856

Attaching Curved Objects to Shafts

- China, 202203300138S890
- US: 17/758,353
- EU: 21804867.6
- India: 202247052650

**PROVISIONALS FILED:**

- Shaftless Generator and Pre-Load Screw (12-2021)
- Charge Controllers for Multiple Wind Turbines (2022)
- Cover to Brake Wind Turbines (2022)
- Capacitor System for Electronic Controllers (2022)
- Slanted Roof Installation for Wind Turbines (2022)
- Machine Learning MPPT (2022)
- Turbines Near Fast Vehicles (2022)
- Sleeves for Wind Turbine Shafts (2022)
- Vertical Axis Horizontal Array with Upper Support (2022)
- Step Gradations in Charge Controller Configuration (2022)
- Modular Aluminum Blades for a Vertical Axis Turbine (2022)

**TRADEMARKS**

- Flower Turbines: US serial number: 86328894 granted, EU: 018027912 granted
- Turquoise/green flower turbines logo—granted in US, Serial #number 86329027, in EU: granted as 018028119
- Flower Power, US serial number: 86349230, granted
- Bitulip: U.S. serial number: 86349235, granted
- Tritulip: U.S. serial number: 86349236), granted
- Tulip Power: EU: 018180058, granted
- Wind Tulip: EU, 018028120, granted
- Survival Unit, US, application number 97582164

**COPYRIGHTS**

- All small vertical axis wind turbine components of "Eco-Art", granted with registration number VAu-1-311-252
- Metallic Tulip straight middle, curved outer edge, granted with registration number VAu 1-377-424
- Vertically symmetrical Tulip Turbine, granted with registration number VAu 1-377-423
- 3 Landscapes, case 1-11469390241, reference ID 1-590KU66
- Flower Power Song and Them Climate Change Blues: Case #: 1-11647798401
- Wind Tulip Slender Version: Case #: 1-11647938493
- Wind Tulip 2022 Broad Version: Case #: 1-11648476652
- Solar Panel Holder on a Round Wind Turbine on a Highway, Case #: 1-11742591931

THIS WEBPAGE MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

## ABOUT

**670 Long Beach Blvd., Suite 201**
**Long Beach, NY 11561**

**$124.57M**

Flower Turbines is a small wind company with global ambitions. Our approach to sustainable energy is creating sleek, innovative, efficient, and aesthetic turbines, with the goal of making them a centerpiece of a worldwide renewable energy movement. We believe we are developing one of the only small wind turbines capable of being as successful as solar technology, and have already expanded our aerodynamic innovations into manufacturing, rooftop installation, and wind turbine electronics. Join us as we grow and scale!

## TEAM



### Dr. Daniel Farb
### Founder, CEO and Director

CEO, 2013-present, experience in renewable energy, high achiever in multiple fields, degrees in business, science, and literature, startup and corporate sales experience; 30 patents; 100 books. Flower Turbines is his primary job.

CEO of Leviathan Energy, 2008-present. The Leviathan Energy group consists of related renewable energy companies, and is on hold while the majority of his time is spent working on Flower Turbines. A strong believer in the importance of ecology and an avid hiker.

Education:

National Science Foundation Innovation Corps program (US). Completed November 2017.

Course Series: Executive's Guide to Patent Strategy, Summer, 2011 and 2012, Herzliya, Israel, taught by Finnegan law firm and the University of Haifa

1999-2001: Courses at UCLA School of Business and Management, a program in International Trade and Commerce. Partially completed.

1997, Anderson School of Management, UCLA, Los Angeles, CA, a degree in Executive Management.

1978-1982, Boston University School of Medicine, Boston, MA. M.D., elected to Alpha Omega Alpha honors fraternity

1976-1977, Special Student in Science, Yale University, New Haven, Conn. An additional year of science courses after graduation.

1972-1976, Yale College, New Haven, Conn. B.A., English Literature, cum laude. Set an academic record in Yale's history by taking eight courses (double the average load, and including two senior research projects in English and Psychology along with science) in one semester and receiving all A's.

Work Experience:

2006-present, Founder, CEO, creator of most of the intellectual property, Leviathan Energy, a group of renewable energy companies in Israel and the US with innovations in a variety of wind, water, wave, and underwater turbines. Leviathan Energy Hydroelectric and Leviathan Energy Wind Lotus (predecessor of Flower Turbines) won the prestigious Eurogia label for its work. Two wind companies won second (Leviathan Energy Wind Lotus--an Israeli company that pre-dated Flower Turbines, and which put the first small wind turbine on the Israeli grid) and third place in the Israel Cleantech Open 2010. 2011: Small wind invention (the Tulips) featured at Bloomfield Science Museum in Jerusalem as one of Israel's top 45 technologies. Exhibit on it still present. Flower Turbines LLC was located at the Long Island High Tech Incubator at Stony Brook University in 2013. Though he works for Leviathan Energy, this has been put on hold while Flower Turbines remains his primary job.

2005-2006- Patent writer and consultant with an intellectual property law firm in Ramat Gan, Israel.

1999-2005, CEO, UniversityOfHealthcare.com , and UniversityOfBusiness.com, e-learning companies for management and healthcare training.

Dr. Farb is a thought leader in the area of renewable energy. Here is an excerpt of him speaking in the Congressional Office Building in 2015: https://youtu.be/[illegible]

He was also chosen as one of the 2021 innovators in the Impel program run by the Department of Energy and Livermore National Laboratory for Building-integrated Wind Turbines:

https://impel.lbl.gov/2021-[illegible]



### Warren Stoll
### COO

Warren Stoll is an energetic, high-impact leader with a proven track record of success. He brings an analytical mindset and an entrepreneurial ambition to each of his ventures, and excels at navigating complex, high-stakes opportunities.

Prior to joining Flower Turbines, Warren led a series of technology and real estate businesses. Beginning in 1979, Warren raised venture capital for four start-ups, and led each company from inception to growth to a successful sale. In 1982, he founded Einstein software. The company developed the Einstein word processor, which he subsequently sold to Microsoft. He has also located, analyzed, appraised, and negotiated the purchase and sale of numerous commercial properties.

Warren has a BA from CSUN and a JD from Southwestern School of Law. He is an avid fisherman, a devoted husband / father /grandfather, and a champion chess player.

Not only is he passionate about the planet, his eye for recruiting talent



### Robert Winters
### International Project Manager

Robert has a background in management, logistics, and sales in the Netherlands.



### Irakli Baltish
### Consultant Mechanical Engineer

Ika Baltish Is a graduate of the Technion and a teacher of the engineering software Catia. He has a company, A-B Engineering, and he specializes in designing aerodynamics products for lower-cost manufacturing. Ika works with three other Technion graduates on our projects:

Yury Gurevich, Mechanical Engineer. specializes in 3D scanning, reverse engineering, and advanced surface design.

Dima Sladkov, Mechanical Engineer. specializes in materials, tolerances and manufacturing processes.

Arthur Bayzer, BS and MS in aerospace engineering, experienced with wind turbines.

Mr. Baltish works with Flower Turbines as a Consultant.

has created a stellar team at Flower Turbines' Headquarters.

Mr. Stell is also the creator of Flower Power, a product line of Flower Turbines.

# TERMS

Flower Turbines

## Overview

| PRICE PER SHARE | VALUATION |
|---|---|
| $12 | $124.57M |

| DEADLINE | AMOUNT RAISED |
|---|---|
| Invalid Date | $347,280.00 |

## Breakdown

| MIN INVESTMENT | OFFERING TYPE |
|---|---|
| $600.00 | Equity |

| MAX INVESTMENT | SHARES OFFERED |
|---|---|
| $999,996.00 | Common Stock |

| MIN NUMBER OF SHARES OFFERED | MAX NUMBER OF SHARES OFFERED |
|---|---|
| 50 | 1,385,000 |

*Maximum Number of Shares Offered subject to adjustment for bonus shares*

SEC Recent Filing →

Risks

| | |
|---|---|
| **Company** : | **Flower Turbines** |
| **Corporate Address** : | **670 Long Beach Blvd., Suite 201, Long Beach, NY 11561** |
| **Offering Minimum** : | **$600.00** |
| **Offering Maximum** : | **$16,620,000.00** |
| **Minimum Investment Amount (per investor)** : | **$600.00** |

**Terms**

| | |
|---|---|
| **Offering Type** : | **Equity** |
| **Security Name** : | **Common Stock** |
| **Minimum Number of Shares Offered** : | **50** |
| **Maximum Number of Shares Offered** : | **1,385,000** |
| **Price per Share** : | **$12.00** |
| **Pre-Money Valuation** : | **$124,574,280.00** |

**Maximum number of shares offered subject to adjustment for bonus shares. See bonus info below.*

**Investment Incentives and Bonuses***

**Loyalty Bonus Perk:**

For any previous backers or investors in Flower Turbines, when you invest in this live offering you will receive an additional 5% bonus shares.

**Amount-Based Perks:**

**$1,000-$2,399**

Receive 5% bonus shares

**$2,400 - $4,799**

Receive 10% bonus shares

**$4,800 - $14,399**

Receive 15% bonus shares

**$14,400+**

Receive 20% bonus shares

**The 10% StartEngine Owners' Bonus**

Flower Turbines will offer 10% additional bonus shares for all investments that are committed by investors that are eligible for the StartEngine Crowdfunding Inc. OWNer's bonus.

This means eligible StartEngine shareholders will receive a 10% bonus for any shares they purchase in this offering. For example, if you buy 100 shares of Class C Common Stock at $2.29 / share, you will receive 110 shares of Class C Common Stock, meaning you'll own 110 shares for $229. Fractional shares will not be distributed and share bonuses will be determined by rounding down to the nearest whole share.

This 10% Bonus is only valid during the investor's eligibility period. Investors eligible for this bonus will also have priority if they are on a waitlist to invest and the company surpasses its maximum funding goal. They will have the first opportunity to invest should room in the offering become available if prior investments are canceled or fail.

Flower Turbines is currently in the Test the Waters Phase for Title IV investments.

start engine

Add to Watchlist

INVEST IN FLOWER TURBINES TODAY!

# Innovative Small Wind Turbines

Flower Turbines is a small wind company with global ambitions. Our approach to sustainable energy is creating sleek, innovative, efficient, and aesthetic turbines, with the goal of maki...
**Show more**

Reserve Now

This Reg A+ offering is made available through StartEngine Crowdfunding, Inc. This investment is speculative, illiquid, and involves a high degree of risk, including the possible loss of your entire investment.



Flower Turbines

**$971,596.00 Raised**

OVERVIEW | ABOUT | TERMS | PRESS & UPDATES | DISCUSSION | INVESTIN(

FLOWER TURBINES IS CONSIDERING UNDERTAKING AN OFFERING OF SECURITIES UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SECURITIES IS SIMPLY AN INDICATION OF INTEREST.

| RAISED | INVESTORS |
|---|---|
| $971,596.00 | 540 |
| **MIN INVEST** | **VALUATION** |
| $600.00 | $124.57M |

- Named one of America's top 10 most fundable companies by Pepperdine University Business School.
- Flower Turbines has successfully completed two oversubscribed StartEngine campaigns through Reg CF and raised $9M in its last Reg A.
- Since our last raise, we have launched US manufacturing and sales in Lubbock, Texas, and are scaling up within the EU and negotiating additional international markets. Our already strong IP portfolio with multiple patents granted and pending in multiple countries mostly in aerodynamics is about to be enhanced by game-changing patents in small wind turbine electronics.
- Right company in the right industry at the right time. New incentives for clean energy in the US, EU, and China put Flower Turbines on a rising tide.



Since our last raise...
1
New US operational facility


headquarters in
Lubbock, Texas.

OVERVIEW

## Beauty Combined With Aerodynamic Innovations That Change The Market For Small Wind


We are paving the way for the future of clean tech
Innovative Technology

Technology being developed by Flower Turbines enables a new model in the small wind industry. Focused on creating beautiful, affordable, and efficient turbines for the urban/suburban market and tight spaces, we are paving the way for the future of distributed energy and providing investors with an equitable opportunity in the process. Our 'Cluster Effect' (whereby our turbines perform better when tightly packed together as opposed to the most common turbines which perform worse when tightly packed) gives us a key advantage to scaling wind farms and harnessing the electricity they produce.

The carefully crafted design of the Tulip is so aerodynamically efficient, it is actually able to take the wind entering the turbine, reverse its direction, and point toward the second blade at a higher speed than the initial wind outside. (Of course, much of the wind's force is expended on the first blade, but the right amount of air space enables the remainder to operate more efficiently.)


Velocity in Stn Frame
Contour 1
ANSYS
R19.2
Academic



*The red, higher velocity areas on the side show how the cluster effect works--by driving wind tunnels into adjacent turbines.*


Flower Turbines Brand Video
Flower Turbines
Flower Turbines
vimeo

THE PROBLEM

## Our Research Shows That Most Small Wind Turbines Struggle to Provide a Viable Solution

Flower Turbines aims to address what we believe are five major problems preventing the small wind sector from reaching its potential, and becoming a sustainable trillion dollar industry:

- **High noise**
- **Low efficiency**
- **Turbines close together interfere**
- **High starting speeds**
- **Dangerous to birds**

The first and second are that low noise and high efficiency are hard for most small wind solutions to achieve simultaneously and, as a result, they are unusable in areas where people live and work.

The third is that they can't be placed without interfering with each other's wind flow.

The fourth is that our turbines start operating at lower speeds than others (0.7 meters per second, or 1.6 miles per hour, as opposed to most turbines, which, according to our research, start at 3 m/s), and current wind turbine electronics are not made to handle the low speeds.

And fifth, our research shows that standard turbines can pose a risk to birds.

THE SOLUTION

## Flower Turbine Technology Breaks Barriers Through a Unique Combination of Beauty and Power

Flower Turbines are uniquely designed to overcome the problems facing small wind technology with improvements that make them less turbulent, more efficient, and allow them to work together in ways previously thought impossible.




Our patented
system utilizes a
synergistic
cluster effect

Our patented system utilizes a synergistic cluster effect, so that each turbine propels energy to neighboring turbines and enhances their performance by 20-50%. We hope to leverage this to fuel our growth and are currently negotiating a project of 90,000 turbines based on this competitive advantage.


Cluster effect
Ratio of watts to wind speed
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
4.3
4.7
5
5.8
Shaft to shaft distance between turbines

We've also disrupted the market by implementing the kind of exquisitely elegant design that encourages people to embrace them as works of art. The advantage of our approach is that Flower Turbines provide a perfect solution for any area where space is limited and sustainable energy is needed such as close to people, buildings, and parking lots.

It also accompanies solar beautifully, because using both together means energy during more of a daily and seasonal cycle, thereby saving on costly battery storage.

## Our Products

| | |
|---|---|
| **Small turbine for general battery or grid power** | Used as a group to connect to a battery or grid |
| **"Survival Unit"** | A small turbine ready for emergencies in storms to provide small amounts of power for phones, lights, etc., by charging your battery |
| **Medium size turbine** | 2-meter high blades for ground or strong rooftop mounting |
| **Medium size turbine bouquet with art** | Our luxury brand for lighting the entrance of your estate with art on the blades. Comes with solar panels. |
| **Large turbine** | Our workhorse for larger amounts of power, ideal for parking lots in malls, parks, schools, etc. |
| **Wind/solar or solar only charging units** | Made for recharging e-bikes, wheelchairs, phones, etc., off grid, usually in public spaces |
| **Charging units** | For charging bicycles where it is simpler |





| | |
|---|---|
| **grid attached** | to use grid energy. |

An indication of the efficiency of our Flower Turbines is that they are able to begin generating electricity at a wind speed of just 0.7 m/s (industry standard is 3 m/s). This conclusion is based on testing data in a low wind environment.



If you were to place our turbines next to the average competitor with 3 m/s wind, the large model turbine will already be producing 30 or more watts of electricity as the competition is first beginning to rotate.


Each turbine propels energy to neighboring turbines and enhances their performance by
20-50%
Medium Turbine

### COMPARISON WITH SOLAR

We believe that solar and wind make a great combination and balance each other when the other is not so productive, and that microgrid projects can sometimes be cheaper, depending on the resources of sun and wind, when using wind plus solar plus fewer batteries than solar alone plus batteries, because you need a lot of extra solar to make up for a few stormy winter days in a row. In windy areas in higher latitudes, wind may be much better than solar:

**Flower Turbines (Large Size) Compares Favorably to Solar in Windy Areas: Economic significance of the cluster effect**

| | Solar | Flower Turbines |
|---|---|---|
| Number of kilowatts capacity and kilowatt hours per year | 20 and 27,381 | 20 and 50,000 |
| Space in square meters (example: 10 story apt. building) | 148.7 | 36 |
| Cost of system with 30% Federal tax subsidy | $48,980 | $70,000 |
| Value of electricity per year | $4381 | $8000 |
| Payback period (years) | 11.24 | 8.75 |
| Revenue per square meter | $29 | $222<br>770% Higher |

This shows the marketing strategy: Use the cluster effect to make small wind farms, not one at a time sales.

* Zip Code 02532 on Cape Cod Using $0.16 per kilowatt hour

**Revenue numbers are per year and the above statistics may not be representative of performance in all windy areas.*

**OUR TRACTION**

# Our "Cluster Effect" Has Demonstrated Success



Cumulative Sales By Quarter
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2020
2021
2022

In Flower Turbines' decade of development, we have been the recipient of numerous honors. Since its last raise on StartEngine, the company has been able to proceed with setting up manufacturing operations in Texas, and expanded its sales of wind-powered electric bike charging stations. All while continuing to win awards that speak to the power of our technology.



*2022 installation of our largest model in a shipyard in the Netherlands*



Some achievements we're celebrating...
Chosen as one of the 3% to participate in Dreamit Venture's first Urbantech Accelerator
Named a winner of the US-China Innovation Forum contest
Selection by PortXL Rotterdam as one of 20 companies for
Receiving an Innovation Loan from Rabobank



investment out of 1000
in Europe
Selection as one of the top 45 inventions in the history of Israel
Winner of our second Energy Award in the Netherlands
Labeled as one of the 1000 best sustainable solutions by the Solar Impulse Foundation
Recently accepted into the Newchip Accelerator for Series A companies

Brand awareness for Flower Turbines continues to flourish as the company has recently entered the luxury and celebrity market sphere via Flower Power. Our wind turbines are now being sold as collectible art pieces that are unique, beautiful, and functional.

One of our first US markets is battery charging with many applications such as emergency use. Our wind turbines are now being used for sustainable battery recharging at Coldplay's outdoor concerts.



JOHN MCKAY
12 DOUG WI

*This image shows our turbines being used at the Coldplay concert*



Flower Turbine Group
by GoneVirtual

*The above is a rendering of our products. Images are computer generated demo versions. Our turbines are currently

*The above is a rendering of our products. Images are computer generated demo versions. Our turbines are currently available on the market for purchase. This is a product line of special landscape designs, copyright pending.*

Additionally, Pepperdine University Business School picked 20 out of 4500 companies, and narrowed it down to the Top 10 Most Fundable Companies in America after an intensive review of the people, financials, and business plan, followed by interviews and background checks. After that, the public was asked to vote for their favorites, and Flower Turbines was in the top 3.



Flower Turbines also passed an exhaustive review by the Solar Impulse Foundation to become one of their 1000 Efficient Solutions for combating climate change and was awarded the Solar Impulse label. https://solarimpulse.com/solutions-explorer/wind-tulips

Additionally, our founder and CEO, Dr. Daniel Farb was chosen as one of the 2021 Department of Energy Impel+ Innovators. (source)

Here are some of the organizations we belong to:

We also recently won recognition from Triad, a New York State program for introducing technology to the Department of Defense.

THE MARKET

## Tapping Into The Potential Power of An Energized Market



Market Opportunity
Leverage exclusive cluster effect to enable projects in large numbers—large building market alone
10M large buildings in the US
X
30% in windy areas
X
10 turbines each on ground and roof (conservative)
X
$20,000 per unit on ground and $5000 on roof
=
$750B
$600B (ground) and $150B (on roof)
Example 1: Sides of roads and railroads, potential 10s of millions of units. Currently discussing initial project in China for 30,000 units along one stretch of highway
Example 2: Parking lots of malls, other large real estate (Corporate and Government): We have begun (already receiving payment) the design for turbines in a huge logistics center in Europe for one of the world's top brands

**The above graphic uses internal estimates generated by the Company*

Although the small turbines sector is projected to hit a CAGR of over 17% in the near future (source), Flower Turbines anticipates that its market-changing product will do even more to drive growth exponentially.

The expected revenue from the small turbine sector is projected to reach $400M in 2024, growing 42.5% in just five years (source). This level of growth is expected without factoring in the effect of our product entering the mass market.



Small Turbine Sector 2024 Projected Market
USD $400M

Bloomberg predicts that wind and solar will power half the world's grid by 2050 and receive $9 trillion of investment (source). We hope Flower Turbines will be part of that. Additionally, Flower Turbines has entered the exciting market of electric charging, one of the top trends in cleantech (source).

WHY INVEST

## Help change the landscape of sustainability forever



Join us to revolutionize the small wind industry

Flower Turbines believes in doing its part to save the planet, not by asking for subsidies, but by creating the technological improvements that will make its products useful choices. Our goal is to provide 5% of electric power in most major markets within the next 20 years – a significant objective, designed to have a significant impact.

Fulfilling our business plan requires an up-front investment, but we are confident that the quality of our products, coupled with a demand for more, will result in healthy growth once the world becomes acquainted with our initial installations.


Scaling up!

Our first $1 million enabled Flower Turbines to expand patents and engineering and begin with manufacturing several sizes and versions, to expand its product line to the fast-growing segment of electric vehicle charging, and to develop a critical team mass in the European market. The second funding round allowed us to move into an upward sales trajectory and work on manufacturing. This third funding round enabled us to expand and develop a critical mass in the US market as we did in Europe. This round is aimed to bring us to profitability and manufacturing in the US and EU markets and help us initiate other market entries.

Building on what we have already achieved, Flower Turbines is excited for this round of fundraising to help us accelerate expansion, so that we can achieve our ultimate goal. Anyone can invest. Sign up to join us! Join the movement against climate change and for local, clean energy.

*IP List for Flower Turbines; Multiple Innovations are a Core Strength of Flower Turbines*

We believe it is hard to find another startup that has so much innovative technology.

**PATENTS WITH PCT NUMBERS**
IB10/052334
Title: 2-Bladed Vertical Axis Turbines
EU: 10780138.3, granted, entered in:

- Switzerland/Liechtenstein
- Germany
- France
- Great Britain
- Ireland
- Italy
- Australia: 2010252559, granted as 2010252559
- India: 9614/CHENP/2011, granted.
- US: 13/322,578, granted as 9,255,567
- Israel: 216596, granted as 216596
- Canada: granted as 2,800,765

IB2012/053567

Title: VARIABLE DIAMETER AND ANGLE VERTICAL AXIS TURBINE

- US: 14/232,629, granted as US20140167414
- China: 201280034861.0, granted as CN103649530B

IL2015/050537
Title: Vertical Axis Turbine Clustering

- US: 15/310,770, granted as 10330086
- EU: 15796413.1, pending
- China: 201580026019.6, granted as 2019052700130810
- Brazil: 112016026981-0, pending

IL2017/050969
Title: ROOFTOP WIND TURBINE FLOW IMPROVEMENTS

- US: 16324720, pending
- China: 201780055226.3, granted as CN109844307B

PCT IL2019/051172
Title: Savonius Wind Turbine Ratios
In national phase in:

- Argentina: P190103382
- US 17/277,299
- Canada 3109428
- EU 19883344.4
- Japan 100082072
- India 202147024348
- South Africa 2021/01083, approved
- Mexico MX/a/2021/002850
- China 201980070040.4
- UAE P6000774/2021
- Brazil BR112021009142
- Chile 202101253
- Australia 2019380766, approved

PCT US21/31856
Attaching Curved Objects to Shafts

- China, 2022033001385890
- US: 17/758,353
- EU: 21804867.6
- India: 202247052650

**PROVISIONALS FILED:**

- Shaftless Generator and Pre-Load Screw (12-2021)
- Charge Controllers for Multiple Wind Turbines (2022)
- Cover to Brake Wind Turbines (2022)
- Capacitor System for Electronic Controllers (2022)
- Slanted Roof Installation for Wind Turbines (2022)
- Machine Learning MPPT (2022)
- Turbines Near Fast Vehicles (2022)
- Sleeves for Wind Turbine Shafts (2022)
- Vertical Axis Horizontal Array with Upper Support (2022)
- Step Gradations in Charge Controller Configuration (2022)
- Modular Aluminum Blades for a Vertical Axis Turbine (2022)

**TRADEMARKS**

- Flower Turbines: US serial number: 86328894 granted, EU: 018027912 granted
- Turquoise/green flower turbines logo—granted in US, Serial #number 86329027, in EU: granted as 018028119
- Flower Power, US serial number: 86349230, granted

- Bitulip: U.S. serial number: 86349235, granted
- Tritulip: U.S. serial number: 86349236), granted
- Tulip Power: EU: 018180058, granted
- Wind Tulip: EU, 018028120, granted
- Survival Unit, US, application number 97582164

**COPYRIGHTS**

- All small vertical axis wind turbine components of "Eco-Art", granted with registration number VAu-1-311-252
- Metallic Tulip straight middle, curved outer edge, granted with registration number VAu 1-377-424
- Vertically symmetrical Tulip Turbine, granted with registration number VAu 1-377-423
- 3 Landscapes, case 1-11469390241, reference ID 1-59OKU66
- Flower Power Song and Them Climate Change Blues: Case #: 1-11647798401
- Wind Tulip Slender Version: Case #: 1-11647938493
- Wind Tulip 2022 Broad Version: Case #: 1-11648476652
- Solar Panel Holder on a Round Wind Turbine on a Highway, Case #: 1-11742591931

THIS WEBPAGE MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

## ABOUT

| HEADQUARTERS | VALUATION |
| --- | --- |
| **670 Long Beach Blvd., Suite 201<br>Long Beach, NY 11561** | **$124.57M** |

Flower Turbines is a small wind company with global ambitions. Our approach to sustainable energy is creating sleek, innovative, efficient, and aesthetic turbines, with the goal of making them a centerpiece of a worldwide renewable energy movement. We believe we are developing one of the only small wind turbines capable of being as successful as solar technology, and have already expanded our aerodynamic innovations into manufacturing, rooftop installation, and wind turbine electronics. Join us as we grow and scale!

## TEAM



**Dr. Daniel Farb**
**Founder, CEO and Director**

CEO, 2013-present, experience in renewable energy, high achiever in multiple fields, degrees in business, science, and literature, startup and corporate sales

experience; 30 patents; 100 books. Flower Turbines is his primary job.

CEO of Leviathan Energy, 2008-present. The Leviathan Energy group consists of related renewable energy companies, and is on hold while the majority of his time is spent working on Flower Turbines. A strong believer in the importance of ecology and an avid hiker.

Education:

National Science Foundation Innovation Corps program (US). Completed November 2017.

Course Series: Executive's Guide to Patent Strategy, Summer, 2011 and 2012, Herzliya, Israel, taught by Finnegan law firm and the University of Haifa

1999-2001: Courses at UCLA School of Business and Management, a program in International Trade and Commerce. Partially completed.

1997, Anderson School of Management, UCLA, Los Angeles, CA, a degree in Executive Management.

1978-1982, Boston University School of Medicine, Boston, MA. M.D., elected to Alpha Omega Alpha honors fraternity

1976-1977, Special Student in Science, Yale University, New Haven, Conn. An additional year of science courses after graduation.

1972-1976, Yale College, New Haven, Conn. B.A., English Literature, cum laude. Set an academic record in Yale's history by taking eight courses (double the average load, and including two senior research projects in English and Psychology along with science) in one semester and receiving all A's.

Work Experience:

2006-present, Founder, CEO, creator of most of the intellectual property, Leviathan Energy, a group of renewable energy companies in Israel and the US with innovations in a variety of wind, water, wave, and underwater turbines. Leviathan Energy Hydroelectric and Leviathan Energy Wind Lotus (predecessor of Flower Turbines) won the prestigious Eurogia label for its work. Two wind companies won second (Leviathan Energy Wind Lotus--an Israeli company that pre-dated Flower Turbines, and which put the first small wind turbine on the Israeli grid) and third place in the Israel Cleantech Open 2010. 2011: Small wind invention (the Tulips) featured at Bloomfield Science Museum in Jerusalem as one of Israel's top 45 technologies. Exhibit on it still present. Flower Turbines LLC was located at the Long Island High Tech Incubator at Stony Brook University in 2013. Though he works for Leviathan Energy, this has been put on hold while Flower Turbines remains his primary job.

2005-2006- Patent writer and consultant with an intellectual property law firm in Ramat Gan, Israel.

1999-2005, CEO, UniversityOfHealthcare.com , and UniversityOfBusiness.com, e-learning companies for management and healthcare training.

Dr. Farb is a thought leader in the area of renewable energy. Here is an excerpt of him speaking in the Congressional Office Building in 2015: https://youtu.be/V69ZMDa9HJk

He was also chosen as one of the 2021 innovators in the Impel program run by the Department of Energy and Livermore National Laboratory for Building-integrated Wind Turbines:

https://impel.lbl.gov/2021-innovators



**Warren Stoll**
### COO

Warren Stoll is an energetic, high-impact leader with a proven track record of success. He brings an analytical mindset and an entrepreneurial ambition to each of his ventures, and excels at



**Robert Winters**
### International Project Manager

Robert has a background in management, logistics, and sales in the Netherlands.



**Irakli Baitish**
### Consultant Mechanical Engineer

Ika Baitish Is a graduate of the Technion and a teacher of the engineering software Catia. He has a company, A-B Engineering, and he specializes in designing

navigating complex, high-stakes opportunities.

Prior to joining Flower Turbines, Warren led a series of technology and real estate businesses. Beginning in 1979, Warren raised venture capital for four start-ups, and led each company from inception to growth to a successful sale. In 1982, he founded Einstein software. The company developed the Einstein word processor, which he subsequently sold to Microsoft. He has also located, analyzed, appraised, and negotiated the purchase and sale of numerous commercial properties.

Warren has a BA from CSUN and a JD from Southwestern School of Law. He is an avid fisherman, a devoted husband / father /grandfather, and a champion chess player.

Not only is he passionate about the planet, his eye for recruiting talent has created a stellar team at Flower Turbines' Headquarters.

Mr. Stoll is also the creator of Flower Power, a product line of Flower Turbines.

aerodynamics products for lower-cost manufacturing. Ika works with three other Technion graduates on our projects:

Yury Gurevich, Mechanical Engineer. specializes in 3D scanning, reverse engineering, and advanced surface design.

Dima Sladkov, Mechanical Engineer. specializes in materials, tolerances and manufacturing processes.

Arthur Bayzer, BS and MS in aerospace engineering, experienced with wind turbines.

Mr. Baitish works with Flower Turbines as a Consultant.

# TERMS

Flower Turbines

## Overview

| | |
|---|---|
| PRICE PER SHARE<br>**$12** | VALUATION<br>**$124.57M** |
| DEADLINE<br>**Invalid Date** | AMOUNT RAISED<br>**$971,596.00** |

## Breakdown

| | |
|---|---|
| MIN INVESTMENT<br>**$600.00** | OFFERING TYPE<br>**Equity** |
| MAX INVESTMENT<br>**$999,996.00** | ASSET TYPE<br>**COMMON** |
| MIN NUMBER OF SHARES OFFERED<br>**50** | SHARES OFFERED<br>**Common Stock** |
| | MAX NUMBER OF SHARES OFFERED<br>**1,000,000** |

*Maximum Number of Shares Offered subject to adjustment for bonus shares*

SEC Recent Filing →

Risks

| | |
|---|---|
| **Company** : | **Flower Turbines** |
| **Corporate Address** : | **670 Long Beach Blvd., Suite 201, Long Beach, NY 11561** |
| **Offering Minimum** : | **$600.00** |
| **Offering Maximum** : | **$12,000,000.00** |

| | | |
|---|---|---|
| Minimum Investment Amount (per investor) | : | $600.00 |

**Terms**

| | | |
|---|---|---|
| Offering Type | : | Equity |
| Security Name | : | Common Stock |
| Minimum Number of Shares Offered | : | 50 |
| Maximum Number of Shares Offered | : | 1,000,000 |
| Price per Share | : | $12.00 |
| Pre-Money Valuation | : | $124,574,280.00 |

**Maximum number of shares offered subject to adjustment for bonus shares. See bonus info below.*

**Investment Incentives and Bonuses***

***Loyalty Bonus Perk:***

For any previous backers or investors in Flower Turbines, when you invest in this live offering you will receive an additional 5% bonus shares.

***Amount-Based Perks:***

**$1,080-$2,399**

Receive 5% bonus shares

**$2,400 - $4,799**

Receive 10% bonus shares

**$4,800 - $14,399**

Receive 15% bonus shares

**$14,400+**

Receive 20% bonus shares

## PRESS

### Lubbock Avalanche Journal

**Flower power: Lubbock company brings tulip-shaped wind turbines to world**

View Article

### KCBD

**Flower Turbines Inc., makes Lubbock home**

View Article

Show More Press

## ALL UPDATES

**11.17.22**

# Flower Turbines on CBS TV

Flower Turbines was the subject of a feature on Oct. 22, 2022, on CBS Saturday morning Henry Ford's Innovation Nation with Mo Rocca. Click here to access the segment: https://www.youtube.com/watch?app=desktop&v=tBMnxUQxn5w

You can view it from outside the US at https://vimeo.com/768232152

password = HearstMPG

Join Flower Turbines in energizing the small wind power revolution. You can read about its unique technologies and reserve shares in its upcoming Reg A+ Tier 2 offering at https://www.startengine.com/offering/flowerturbines. And you can buy or reserve products at https://flowerturbines.com/store/. If you are in the EU, you can buy by quotation with our staff at support.eu@flowerturbines.com Outside of that, contact support.us@flowerturbines.com for a custom quotation.



the Henry Ford
Featured on
INNOVATION NATION
+ WITH MO ROCCA
CBS

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT IS FILED AND ONLY THROUGH AN INTERMEDIARY'S PLATFORM. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SECURITIES IS SIMPLY AN INDICATION OF INTEREST.

Show More Updates

## JOIN THE DISCUSSION

HH

What's on your mind?

0/2500

Post

JV

**John Visser** 1 INVESTMENTS
8 days ago

Are or will (pro forma) financial statements be available to review prior to the next funding round?

1 0

DF

**Daniel Farb**
Flower Turbines • 8 days ago

Yes, we are waiting for FINRA approval, last step for the next round. They should be part of the package. I can tell you simply ...
Show more

0

DD

**David DiLoreto** 34 INVESTMENTS
a month ago

Hello, Just wondering if there is any idea when/if this would campaign would go live? Thank you for your time and any idea of time frame.

1 0

DF

**Daniel Farb**
Flower Turbines • 25 days ago

Any week now. Approved by the SEC, now every other approval is in place except FINRA.

2

IG

**Ilia Geltser** 4 INVESTMENTS
a month ago

I am unable to see my share split in Startengine. Nor I understand why the company would distract its resources and investors' attention whe...
Show more

1 0

DF

**Daniel Farb**
Flower Turbines • a month ago

I sent out an email to all investors giving a link to a video on solving this and the name of someone at Startengine assigned to helping ...
Show more

0

RE

**Rob Eisenbach** 2 INVESTMENTS
2 months ago

I can see my 10 for 1 split shares now. From the home page, click on the "My Trades" option in the menu that appears when you hover over you...
Show more

3 0

NF

**Neil Fraser** 45 INVESTMENTS
SE Investor • a month ago

I believe the zero value is the most recent price paid on secondary, and Flower Turbines has no trades on secondary yet. Similarly, Start ...
Show more

0

View 2 more replies

**Mark Farb** 7 INVESTMENTS
3 months ago

More about getting the right number of shares to show up. Again, I heard from Startengine that you need to open an investment account, ...
Show more

0 | ↑ 0

**Mark Farb** 7 INVESTMENTS
3 months ago

I am thrilled to announce that the Solar Impulse Foundation will launch its landmark Solutions Guide for Cities on November 14th at 1500-16...
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0 | ↑ 0

**Derrek Grunfelder-McCrank** 6 INVESTMENTS
3 months ago

Hi Dr. Farb,
...
Show more

4 | ↑ 0

**Derrek Grunfelder-McCrank** 6 INVESTMENTS
3 months ago

Thanks Dr. Farb for your answers to my questions.
...
Show more

↑ 0

View 3 more replies

**Tommy Christian** 3 INVESTMENTS
3 months ago

Hello, I invested in approximately October 2020 and have been loving the updates and how the company has been doing. I had 10 shares th...
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1 | ↑ 0

**Mark Farb** 7 INVESTMENTS
3 months ago

So, see all the discussions from everyone else. You are not alone in having problems, unfortunately. I think that we will not do a split aga...
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↑ 0

**MARK LIDD** 17 INVESTMENTS
3 months ago

Have you done a life cycle cost analysis comparison per kilowatt hour between your turbine and conventional wind turbines?...
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1 | ↑ 0

DF

**Daniel Farb**
Flower Turbines • 2 months ago

As for a life cycle analysis, Solar Impulse did that before adding us to their list of 1000 Efficient Solutions....
Show more

1

MF

**Mark Farb** 7 INVESTMENTS
3 months ago

I just got this from Startengine, and now I can get to the Reserve page. Clear your browser cache and do a hard restart of your browser.

0 0

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# Innovative Small Wind Turbines

Flower Turbines is a small wind company with global ambitions. Our approach to sustainable energy is creating sleek, innovative, efficient, and aesthetic turbines, with the goal of maki...
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This Reg A+ offering is made available through StartEngine Crowdfunding, Inc. This investment is speculative, illiquid, and involves a high degree of risk, including the possible loss of your entire investment.


Flower Turbines

**$971,596.00 Raised**

OVERVIEW | ABOUT | TERMS | PRESS & UPDATES | DISCUSSION | INVESTING >

FLOWER TURBINES IS CONSIDERING UNDERTAKING AN OFFERING OF SECURITIES UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SECURITIES IS SIMPLY AN INDICATION OF INTEREST.

| | |
|---|---|
| RAISED<br>**$971,596.00** | INVESTORS<br>**540** |
| MIN INVEST<br>**$600.00** | VALUATION<br>**$124.57M** |

- Named one of America's top 10 most fundable companies by Pepperdine University Business School.

- Flower Turbines has successfully completed two oversubscribed StartEngine campaigns through Reg CF and raised $9M in its last Reg A.

- Since our last raise, we have launched US manufacturing and sales in Lubbock, Texas, and are scaling up within the EU and negotiating additional international markets. Our already strong IP portfolio with multiple patents granted and pending in multiple countries mostly in aerodynamics is about to be enhanced by game-changing patents in small wind turbine electronics.

- Right company in the right industry at the right time. New incentives for clean energy in the US, EU, and China put Flower Turbines on a rising tide.

## Since our last raise...

**1**

New US operational facility

headquarters in
Lubbock, Texas.



OVERVIEW

## Beauty Combined With Aerodynamic Innovations That Change The Market For Small Wind


We are paving
the way for the
future
of clean tech
Innovative
Technology

Technology being developed by Flower Turbines enables a new model in the small wind industry. Focused on creating beautiful, affordable, and efficient turbines for the urban/suburban market and tight spaces, we are paving the way for the future of distributed energy and providing investors with an equitable opportunity in the process. Our 'Cluster Effect' (whereby our turbines perform better when tightly packed together as opposed to the most common turbines which perform worse when tightly packed) gives us a key advantage to scaling wind farms and harnessing the electricity they produce.

The carefully crafted design of the Tulip is so aerodynamically efficient, it is actually able to take the wind entering the turbine, reverse its direction, and point toward the second blade at a higher speed than the initial wind outside. (Of course, much of the wind's force is expended on the first blade, but the right amount of air space enables the remainder to operate more efficiently.)


Velocity in Stn Frame
Contour 1
1.572e+01
1.485e+01
1.398e+01
1.310e+01
1.136e+01
9.609e+00
8.736e+00
7.862e+00
6.989e+00
6.115e+00
5.241e+00
4.368e+00
3.494e+00
2.621e+00
1.747e+00
8.736e-01
0.000e+00
ANSYS
R19.2
Academic



*The red, higher velocity areas on the side show how the cluster effect works--by driving wind tunnels into adjacent turbines.*


Flower Turbines Brand Video
Flower Turbines
Flower Turbines
vimeo

THE PROBLEM

## Our Research Shows That Most Small Wind Turbines Struggle to Provide a Viable Solution

Flower Turbines aims to address what we believe are five major problems preventing the small wind sector from reaching its potential, and becoming a sustainable trillion dollar industry:

- **High noise**
- **Low efficiency**
- **Turbines close together interfere**
- **High starting speeds**
- **Dangerous to birds**

The first and second are that low noise and high efficiency are hard for most small wind solutions to achieve simultaneously and, as a result, they are unusable in areas where people live and work.

The third is that they can't be placed without interfering with each other's wind flow.

The fourth is that our turbines start operating at lower speeds than others (0.7 meters per second, or 1.6 miles per hour, as opposed to most turbines, which, according to our research, start at 3 m/s), and current wind turbine electronics are not made to handle the low speeds.

And fifth, our research shows that standard turbines can pose a risk to birds.

THE SOLUTION

## Flower Turbine Technology Breaks Barriers Through a Unique Combination of Beauty and Power

Flower Turbines are uniquely designed to overcome the problems facing small wind technology with improvements that make them less turbulent, more efficient, and allow them to work together in ways previously thought impossible.




Our patented
system utilizes a
synergistric
cluster effect

Our patented system utilizes a synergistic cluster effect, so that each turbine propels energy to neighboring turbines and enhances their performance by 20-50%. We hope to leverage this to fuel our growth and are currently negotiating a project of 90,000 turbines based on this competitive advantage.


Cluster effect
Ratio of watts to wind speed
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
4.3
4.7
5
5.8
Shaft to shaft distance between turbines

We've also disrupted the market by implementing the kind of exquisitely elegant design that encourages people to embrace them as works of art. The advantage of our approach is that Flower Turbines provide a perfect solution for any area where space is limited and sustainable energy is needed such as close to people, buildings, and parking lots.

It also accompanies solar beautifully, because using both together means energy during more of a daily and seasonal cycle, thereby saving on costly battery storage.

## Our Products

| | |
|---|---|
| **Small turbine for general battery or grid power** | Used as a group to connect to a battery or grid |
| **"Survival Unit"** | A small turbine ready for emergencies in storms to provide small amounts of power for phones, lights, etc., by charging your battery |
| **Medium size turbine** | 2-meter high blades for ground or strong rooftop mounting |
| **Medium size turbine bouquet with art** | Our luxury brand for lighting the entrance of your estate with art on the blades. Comes with solar panels. |
| **Large turbine** | Our workhorse for larger amounts of power, ideal for parking lots in malls, parks, schools, etc. |
| **Wind/solar or solar only charging units** | Made for recharging e-bikes, wheelchairs, phones, etc., off grid, usually in public spaces |
| **Charging units** | For charging bicycles where it is simpler |





| | |
|---|---|
| grid attached | to use grid energy. |

An indication of the efficiency of our Flower Turbines is that they are able to begin generating electricity at a wind speed of just 0.7 m/s (industry standard is 3 m/s). This conclusion is based on testing data in a low wind environment.



If you were to place our turbines next to the average competitor with 3 m/s wind, the large model turbine will already be producing 30 or more watts of electricity as the competition is first beginning to rotate.


Each turbine propels energy to neighboring turbines and enhances their performance by
20-50%
Medium Turbine

### COMPARISON WITH SOLAR

We believe that solar and wind make a great combination and balance each other when the other is not so productive, and that microgrid projects can sometimes be cheaper, depending on the resources of sun and wind, when using wind plus solar plus fewer batteries than solar alone plus batteries, because you need a lot of extra solar to make up for a few stormy winter days in a row. In windy areas in higher latitudes, wind may be much better than solar:

**Flower Turbines (Large Size) Compares Favorably to Solar in Windy Areas: Economic significance of the cluster effect**

| | Solar | Flower Turbines |
|---|---|---|
| Number of kilowatts capacity and kilowatt hours per year | 20 and 27,381 | 20 and 50,000 |
| Space in square meters (example: 10 story apt. building) | 148.7 | 36 |
| Cost of system with 30% Federal tax subsidy | $48,980 | $70,000 |
| Value of electricity per year | $4381 | $8000 |
| Payback period (years) | 11.24 | 8.75 |
| Revenue per square meter | $29 | $222 770% Higher |

This shows the marketing strategy: Use the cluster effect to make small wind farms, not one at a time sales.

* Zip Code 02532 on Cape Cod Using $0.16 per kilowatt hour

**Revenue numbers are per year and the above statistics may not be representative of performance in all windy areas.*

**OUR TRACTION**

# Our "Cluster Effect" Has Demonstrated Success



Cumulative Sales By Quarter
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2020
2021
2022

In Flower Turbines' decade of development, we have been the recipient of numerous honors. Since its last raise on StartEngine, the company has been able to proceed with setting up manufacturing operations in Texas, and expanded its sales of wind-powered electric bike charging stations. All while continuing to win awards that speak to the power of our technology.



*2022 installation of our largest model in a shipyard in the Netherlands*



Some achievements we're celebrating...
Chosen as one of the 3% to participate in Dreamit Venture's first Urbantech Accelerator
Named a winner of the US-China Innovation Forum contest
Selection by PortXL Rotterdam as one of 20 companies for
Receiving an Innovation Loan from Rabobank


investment out of 1000
in Europe
Selection as one of the top 45 inventions in the history of Israel
Winner of our second Energy Award in the Netherlands
Labeled as one of the 1000 best sustainable solutions by the Solar Impulse Foundation
Recently accepted into the Newchip Accelerator for Series A companies

Brand awareness for Flower Turbines continues to flourish as the company has recently entered the luxury and celebrity market sphere via [Flower Power](). Our wind turbines are now being sold as collectible art pieces that are unique, beautiful, and functional.

One of our first US markets is battery charging with many applications such as emergency use. Our wind turbines are now being used for sustainable battery recharging at Coldplay's outdoor concerts.


JOHN MCKAY
12 DOUG WI

*This image shows our turbines being used at the Coldplay concert*


Flower Turbine Group

**The above is a rendering of our products. Images are computer generated demo versions. Our turbines are currently available on the market for purchase. This is a product line of special landscape designs, copyright pending.*

Additionally, Pepperdine University Business School picked 20 out of 4500 companies, and narrowed it down to the Top 10 Most Fundable Companies in America after an intensive review of the people, financials, and business plan, followed by interviews and background checks. After that, the public was asked to vote for their favorites, and Flower Turbines was in the top 3.


PEPPERDINE
GRAZIADIO
BUSINESS SCHOOL
DREAMIT
PORTXL
world port accelerator
start engine

Flower Turbines also passed an exhaustive review by the Solar Impulse Foundation to become one of their 1000 Efficient Solutions for combating climate change and was awarded the Solar Impulse label. [https://solarimpulse.com/solutions-explorer/wind-tulips](https://solarimpulse.com/solutions-explorer/wind-tulips)

SOLAR IMPULSE · MARCH 2021 · EFFICIENT SOLUTION

Additionally, our founder and CEO, Dr. Daniel Farb was chosen as one of the 2021 Department of Energy Impel+ Innovators. ([source]())

Here are some of the organizations we belong to:

CLEANTX · LUBBOCK CHAMBER OF COMMERCE · AMERICAN CLEAN POWER · GREATER NEW YORK CHAMBER OF COMMERCE

We also recently won recognition from Triad, a New York State program for introducing technology to the Department of Defense.

TRIaD

THE MARKET

# Tapping Into The Potential Power of An Energized Market



Market Opportunity
Leverage exclusive cluster effect to enable projects in large numbers—large building market alone
10M large buildings in the US
X
30% in windy areas
X
10 turbines each on ground and roof (conservative)
X
$20,000 per unit on ground and $5000 on roof
=
$750B
$600B (ground) and $150B (on roof)
Example 1: Sides of roads and railroads, potential 10s of millions of units. Currently discussing initial project in China for 30,000 units along one stretch of highway
Example 2: Parking lots of malls, other large real estate (Corporate and Government). We have begun (already receiving payment) the design for turbines in a huge logistics center in Europe for one of the world's top brands

*The above graphic uses internal estimates generated by the Company*

Although the small turbines sector is projected to hit a CAGR of over 17% in the near future (source), Flower Turbines anticipates that its market-changing product will do even more to drive growth exponentially.

The expected revenue from the small turbine sector is projected to reach $400M in 2024, growing 42.5% in just five years (source). This level of growth is expected without factoring in the effect of our product entering the mass market.



Small Turbine Sector 2024 Projected Market
USD $400M

Bloomberg predicts that wind and solar will power half the world's grid by 2050 and receive $9 trillion of investment (source). We hope Flower Turbines will be part of that. Additionally, Flower Turbines has entered the exciting market of electric charging, one of the top trends in cleantech (source).

WHY INVEST

# Help change the landscape of sustainability forever



Join us to revolutionize the small wind industry

Flower Turbines believes in doing its part to save the planet, not by asking for subsidies, but by creating the technological improvements that will make its products useful choices. Our goal is to provide 5% of electric power in most major markets within the next 20 years – a significant objective, designed to have a significant impact.

Fulfilling our business plan requires an up-front investment, but we are confident that the quality of our products, coupled with a demand for more, will result in healthy growth once the world becomes acquainted with our initial installations.


Scaling up!

Our first $1 million enabled Flower Turbines to expand patents and engineering and begin with manufacturing several sizes and versions, to expand its product line to the fast-growing segment of electric vehicle charging, and to develop a critical team mass in the European market. The second funding round allowed us to move into an upward sales trajectory and work on manufacturing. This third funding round enabled us to expand and develop a critical mass in the US market as we did in Europe. This round is aimed to bring us to profitability and manufacturing in the US and EU markets and help us initiate other market entries.

Building on what we have already achieved, Flower Turbines is excited for this round of fundraising to help us accelerate expansion, so that we can achieve our ultimate goal. Anyone can invest. Sign up to join us! Join the movement against climate change and for local, clean energy.

*IP List for Flower Turbines; Multiple Innovations are a Core Strength of Flower Turbines*

We believe it is hard to find another startup that has so much innovative technology.

**PATENTS WITH PCT NUMBERS**
IB10/052334
Title: 2-Bladed Vertical Axis Turbines
EU: 10780138.3, granted, entered in:

- Switzerland/Liechtenstein
- Germany
- France
- Great Britain
- Ireland
- Italy
- Australia: 2010252559, granted as 2010252559
- India: 9614/CHENP/2011, granted.
- US: 13/322,578, granted as 9,255,567
- Israel: 216596, granted as 216596
- Canada: granted as 2,800,765

IB2012/053567

Title: VARIABLE DIAMETER AND ANGLE VERTICAL AXIS TURBINE

- US: 14/232,629, granted as US20140167414
- China: 201280034861.0, granted as CN103649530B

IL2015/050537
Title: Vertical Axis Turbine Clustering

- US: 15/310,770, granted as 10330086
- EU: 15796413.1, pending
- China: 201580026019.6, granted as 2019052700130810
- Brazil: 112016026981-0, pending

IL2017/050969
Title: ROOFTOP WIND TURBINE FLOW IMPROVEMENTS

- US: 16324720, pending
- China: 201780055226.3, granted as CN109844307B

PCT IL2019/051172
Title: Savonius Wind Turbine Ratios
In national phase in:

- Argentina: P190103382
- US 17/277,299
- Canada 3109428
- EU 19883344.4
- Japan 100082072
- India 202147024348
- South Africa 2021/01083, approved
- Mexico MX/a/2021/002850
- China 201980070040.4
- UAE P6000774/2021
- Brazil BR112021009142
- Chile 202101253
- Australia 2019380766, approved

PCT US21/31856
Attaching Curved Objects to Shafts

- China, 2022033001385890
- US: 17/758,353
- EU: 21804867.6
- India: 202247052650

**PROVISIONALS FILED:**

- Shaftless Generator and Pre-Load Screw (12-2021)
- Charge Controllers for Multiple Wind Turbines (2022)
- Cover to Brake Wind Turbines (2022)
- Capacitor System for Electronic Controllers (2022)
- Slanted Roof Installation for Wind Turbines (2022)
- Machine Learning MPPT (2022)
- Turbines Near Fast Vehicles (2022)
- Sleeves for Wind Turbine Shafts (2022)
- Vertical Axis Horizontal Array with Upper Support (2022)
- Step Gradations in Charge Controller Configuration (2022)
- Modular Aluminum Blades for a Vertical Axis Turbine (2022)

**TRADEMARKS**

- Flower Turbines: US serial number: 86328894 granted, EU: 018027912 granted
- Turquoise/green flower turbines logo—granted in US, Serial #number 86329027, in EU: granted as 018028119
- Flower Power, US serial number: 86349230, granted

- Bitulip: U.S. serial number: 86349235, granted
- Tritulip: U.S. serial number: 86349236), granted
- Tulip Power: EU: 018180058, granted
- Wind Tulip: EU, 018028120, granted
- Survival Unit, US, application number 97582164

**COPYRIGHTS**

- All small vertical axis wind turbine components of "Eco-Art", granted with registration number VAu-1-311-252
- Metallic Tulip straight middle, curved outer edge, granted with registration number VAu 1-377-424
- Vertically symmetrical Tulip Turbine, granted with registration number VAu 1-377-423
- 3 Landscapes, case 1-11469390241, reference ID 1-59OKU66
- Flower Power Song and Them Climate Change Blues: Case #: 1-11647798401
- Wind Tulip Slender Version: Case #: 1-11647938493
- Wind Tulip 2022 Broad Version: Case #: 1-11648476652
- Solar Panel Holder on a Round Wind Turbine on a Highway, Case #: 1-11742591931

THIS WEBPAGE MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

## ABOUT

| HEADQUARTERS | VALUATION |
|---|---|
| **670 Long Beach Blvd., Suite 201<br>Long Beach, NY 11561** | **$124.57M** |

Flower Turbines is a small wind company with global ambitions. Our approach to sustainable energy is creating sleek, innovative, efficient, and aesthetic turbines, with the goal of making them a centerpiece of a worldwide renewable energy movement. We believe we are developing one of the only small wind turbines capable of being as successful as solar technology, and have already expanded our aerodynamic innovations into manufacturing, rooftop installation, and wind turbine electronics. Join us as we grow and scale!

## TEAM



**Dr. Daniel Farb**
**Founder, CEO and Director**

CEO, 2013-present, experience in renewable energy, high achiever in multiple fields, degrees in business, science, and literature, startup and corporate sales

experience; 30 patents; 100 books. Flower Turbines is his primary job.

CEO of Leviathan Energy, 2008-present. The Leviathan Energy group consists of related renewable energy companies, and is on hold while the majority of his time is spent working on Flower Turbines. A strong believer in the importance of ecology and an avid hiker.

Education:

National Science Foundation Innovation Corps program (US). Completed November 2017.

Course Series: Executive's Guide to Patent Strategy, Summer, 2011 and 2012, Herzliya, Israel, taught by Finnegan law firm and the University of Haifa

1999-2001: Courses at UCLA School of Business and Management, a program in International Trade and Commerce. Partially completed.

1997, Anderson School of Management, UCLA, Los Angeles, CA, a degree in Executive Management.

1978-1982, Boston University School of Medicine, Boston, MA. M.D., elected to Alpha Omega Alpha honors fraternity

1976-1977, Special Student in Science, Yale University, New Haven, Conn. An additional year of science courses after graduation.

1972-1976, Yale College, New Haven, Conn. B.A., English Literature, cum laude. Set an academic record in Yale's history by taking eight courses (double the average load, and including two senior research projects in English and Psychology along with science) in one semester and receiving all A's.

Work Experience:

2006-present, Founder, CEO, creator of most of the intellectual property, Leviathan Energy, a group of renewable energy companies in Israel and the US with innovations in a variety of wind, water, wave, and underwater turbines. Leviathan Energy Hydroelectric and Leviathan Energy Wind Lotus (predecessor of Flower Turbines) won the prestigious Eurogia label for its work. Two wind companies won second (Leviathan Energy Wind Lotus--an Israeli company that pre-dated Flower Turbines, and which put the first small wind turbine on the Israeli grid) and third place in the Israel Cleantech Open 2010. 2011: Small wind invention (the Tulips) featured at Bloomfield Science Museum in Jerusalem as one of Israel's top 45 technologies. Exhibit on it still present. Flower Turbines LLC was located at the Long Island High Tech Incubator at Stony Brook University in 2013. Though he works for Leviathan Energy, this has been put on hold while Flower Turbines remains his primary job.

2005-2006- Patent writer and consultant with an intellectual property law firm in Ramat Gan, Israel.

1999-2005, CEO, UniversityOfHealthcare.com , and UniversityOfBusiness.com, e-learning companies for management and healthcare training.

Dr. Farb is a thought leader in the area of renewable energy. Here is an excerpt of him speaking in the Congressional Office Building in 2015: https://youtu.be/V69ZMDa9H3k

He was also chosen as one of the 2021 innovators in the Impel program run by the Department of Energy and Livermore National Laboratory for Building-integrated Wind Turbines:

https://impel.lbl.gov/2021-innovators



**Warren Stoll**
COO

Warren Stoll is an energetic, high-impact leader with a proven track record of success. He brings an analytical mindset and an entrepreneurial ambition to each of his ventures, and excels at



**Robert Winters**
International Project Manager

Robert has a background in management, logistics, and sales in the Netherlands.



**Irakli Baitish**
Consultant Mechanical Engineer

Ika Baitish Is a graduate of the Technion and a teacher of the engineering software Catia. He has a company, A-B Engineering, and he specializes in designing

navigating complex, high-stakes opportunities.

Prior to joining Flower Turbines, Warren led a series of technology and real estate businesses. Beginning in 1979, Warren raised venture capital for four start-ups, and led each company from inception to growth to a successful sale. In 1982, he founded Einstein software. The company developed the Einstein word processor, which he subsequently sold to Microsoft. He has also located, analyzed, appraised, and negotiated the purchase and sale of numerous commercial properties.

Warren has a BA from CSUN and a JD from Southwestern School of Law. He is an avid fisherman, a devoted husband / father /grandfather, and a champion chess player.

Not only is he passionate about the planet, his eye for recruiting talent has created a stellar team at Flower Turbines' Headquarters.

Mr. Stoll is also the creator of Flower Power, a product line of Flower Turbines.

aerodynamics products for lower-cost manufacturing. Ika works with three other Technion graduates on our projects:

Yury Gurevich, Mechanical Engineer. specializes in 3D scanning, reverse engineering, and advanced surface design.

Dima Sladkov, Mechanical Engineer. specializes in materials, tolerances and manufacturing processes.

Arthur Bayzer, BS and MS in aerospace engineering, experienced with wind turbines.

Mr. Baitish works with Flower Turbines as a Consultant.

# TERMS

Flower Turbines

## Overview

| | |
|---|---|
| PRICE PER SHARE<br>**$12** | VALUATION<br>**$124.57M** |
| DEADLINE<br>**Invalid Date** | AMOUNT RAISED<br>**$971,596.00** |

## Breakdown

| | |
|---|---|
| MIN INVESTMENT<br>**$600.00** | OFFERING TYPE<br>**Equity** |
| MAX INVESTMENT<br>**$999,996.00** | ASSET TYPE<br>**COMMON** |
| MIN NUMBER OF SHARES OFFERED<br>**50** | SHARES OFFERED<br>**Common Stock** |
| | MAX NUMBER OF SHARES OFFERED<br>**1,000,000** |

*Maximum Number of Shares Offered subject to adjustment for bonus shares*

SEC Recent Filing →

Risks

| | |
|---|---|
| **Company** | **Flower Turbines** |
| **Corporate Address** | **670 Long Beach Blvd., Suite 201, Long Beach, NY 11561** |
| **Offering Minimum** | **$600.00** |
| **Offering Maximum** | **$12,000,000.00** |

| | |
|---|---|
| **Minimum Investment Amount (per investor)** | **$600.00** |

**Terms**

| | |
|---|---|
| **Offering Type** | **Equity** |
| **Security Name** | **Common Stock** |
| **Minimum Number of Shares Offered** | **50** |
| **Maximum Number of Shares Offered** | **1,000,000** |
| **Price per Share** | **$12.00** |
| **Pre-Money Valuation** | **$124,574,280.00** |

**Maximum number of shares offered subject to adjustment for bonus shares. See bonus info below.*

**Investment Incentives and Bonuses***

***Loyalty Bonus Perk:***

For any previous backers or investors in Flower Turbines, when you invest in this live offering you will receive an additional 5% bonus shares.

***Amount-Based Perks:***

**$1,080-$2,399**

Receive 5% bonus shares

**$2,400 - $4,799**

Receive 10% bonus shares

**$4,800 - $14,399**

Receive 15% bonus shares

**$14,400+**

Receive 20% bonus shares

## PRESS

### Lubbock Avalanche Journal

**Flower power: Lubbock company brings tulip-shaped wind turbines to world**

View Article

### KCBD

**Flower Turbines Inc., makes Lubbock home**

View Article

Show More Press

## ALL UPDATES

**11.17.22**

### Flower Turbines on CBS TV

Flower Turbines was the subject of a feature on Oct. 22, 2022, on CBS Saturday morning Henry Ford's Innovation Nation with Mo Rocca. Click here to access the segment: https://www.youtube.com/watch?app=desktop&v=tBMnxUQxn5w

You can view it from outside the US at https://vimeo.com/768232152

password = HearstMPG

Join Flower Turbines in energizing the small wind power revolution. You can read about its unique technologies and reserve shares in its upcoming Reg A+ Tier 2 offering at https://www.startengine.com/offering/flowerturbines. And you can buy or reserve products at https://flowerturbines.com/store/. If you are in the EU, you can buy by quotation with our staff at support.eu@flowerturbines.com Outside of that, contact support.us@flowerturbines.com for a custom quotation.



the Henry Ford
Featured on
INNOVATION NATION
+ WITH MO ROCCA
CBS

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT IS FILED AND ONLY THROUGH AN INTERMEDIARY'S PLATFORM. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SECURITIES IS SIMPLY AN INDICATION OF INTEREST.

Show More Updates

## JOIN THE DISCUSSION

HH

What's on your mind?

0/2500

Post

JV

**John Visser** 1 INVESTMENTS
8 days ago

Are or will (pro forma) financial statements be available to review prior to the next funding round?

1 ↑ 0

DF

**Daniel Farb**
Flower Turbines • 8 days ago

Yes, we are waiting for FINRA approval, last step for the next round. They should be part of the package. I can tell you simply ...
Show more

↑ 0

---

DD

**David DiLoreto** 34 INVESTMENTS
a month ago

Hello, Just wondering if there is any idea when/if this would campaign would go live? Thank you for your time and any idea of time frame.

1 ↑ 0

DF

**Daniel Farb**
Flower Turbines • 25 days ago

Any week now. Approved by the SEC, now every other approval is in place except FINRA.

↑ 2

---

IG

**Ilia Geltser** 4 INVESTMENTS
a month ago

I am unable to see my share split in Startengine. Nor I understand why the company would distract its resources and investors' attention whe...
Show more

1 ↑ 0

DF

**Daniel Farb**
Flower Turbines • a month ago

I sent out an email to all investors giving a link to a video on solving this and the name of someone at Startengine assigned to helping ...
Show more

↑ 0

---

RE

**Rob Eisenbach** 2 INVESTMENTS
2 months ago

I can see my 10 for 1 split shares now. From the home page, click on the "My Trades" option in the menu that appears when you hover over you...
Show more

3 ↑ 0

NF

**Neil Fraser** 45 INVESTMENTS
SE Investor • a month ago

I believe the zero value is the most recent price paid on secondary, and Flower Turbines has no trades on secondary yet. Similarly, Start ...
Show more

↑ 0

View 2 more replies

MF
**Mark Farb** 7 INVESTMENTS
3 months ago

More about getting the right number of shares to show up. Again, I heard from Startengine that you need to open an investment account, ...
Show more

0 0

MF
**Mark Farb** 7 INVESTMENTS
3 months ago

I am thrilled to announce that the Solar Impulse Foundation will launch its landmark Solutions Guide for Cities on November 14th at 1500-16...
Show more

0 0

DG
**Derrek Grunfelder-McCrank** 6 INVESTMENTS
3 months ago

Hi Dr. Farb,
...
Show more

4 0

DG
**Derrek Grunfelder-McCrank** 6 INVESTMENTS
3 months ago

Thanks Dr. Farb for your answers to my questions.
...
Show more

0

View 3 more replies

TC
**Tommy Christian** 3 INVESTMENTS
3 months ago

Hello, I invested in approximately October 2020 and have been loving the updates and how the company has been doing. I had 10 shares th...
Show more

1 0

MF
**Mark Farb** 7 INVESTMENTS
3 months ago

So, see all the discussions from everyone else. You are not alone in having problems, unfortunately. I think that we will not do a split aga...
Show more

0

ML
**MARK LIDD** 17 INVESTMENTS
3 months ago

Have you done a life cycle cost analysis comparison per kilowatt hour between your turbine and conventional wind turbines?...
Show more

1 0

DF

**Daniel Farb**
Flower Turbines • 2 months ago

As for a life cycle analysis, Solar Impulse did that before adding us to their list of 1000 Efficient Solutions....
Show more

1

MF

**Mark Farb** 7 INVESTMENTS
3 months ago

I just got this from Startengine, and now I can get to the Reserve page. Clear your browser cache and do a hard restart of your browser.

0 0

Show More Comments

## HOW INVESTING WORKS

*Cancel anytime before 48 hours before a rolling close or the offering end date.*

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